UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2025

BOLLINGER INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

Mullen Automotive Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BINI	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2025, Mullen Automotive Inc. filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to change its name (the “Name Change”) to Bollinger Innovations, Inc. (the “Company”). The Name Change and Amendment became effective on July 28, 2025, at 12:01 a.m. Eastern Time. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, stockholder approval was not required to effectuate the Name Change. The Name Change has no affect on the rights of the Company’s stockholders and stockholders do not need to take any actions due to the Name Change.

In connection with the Name Change, effective as of market open on July 28, 2025, the Company’s common stock, par value $0.001 per share (the “Common Stock”) began trading under the Company’s new ticker symbol “BINI” on The Nasdaq Capital Market (“Nasdaq”). The CUSIP of the Common Stock did not change in connection with the ticker symbol change.

In addition, effective as of July 28, 2025, the Company’s Board of Directors approved the further amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Second A&R Bylaws”) solely to reflect the Name Change. A copy of the Second A&R Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 24, 2025, the Company issued a press release announcing the Name Change and Nasdaq ticker symbol change. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

As of July 28, 2025, a total of 383,050,121 shares of the Company’s Common Stock were issued and outstanding.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on July 25, 2025.
3.2	Second Amended and Restated Bylaws of the Company, effective as of July 28, 2025.
99.1	Press Release dated July 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLLINGER INNOVATIONS, INC.

Date: July 28, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer

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